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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 19, 2001

                              INTERSIL CORPORATION
             (Exact name of Registrant as specified in its charter)
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
            DELAWARE                                     3674                                       59-3590018
  (State or Other Jurisdiction         (Primary Standard Industrial Classification                (I.R.S. Employer
of Incorporation or Organization)                     Code Number)                               Identification No.)
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                            7585 Irvine Center Drive
                                    Suite 100
                                Irvine, CA 92618
                                 (949) 341-7062
  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)
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Item 9.  Regulation FD Disclosure

         The following information is furnished pursuant to Regulation FD.

         On October 19, 2001, the registrant issued a press release announcing financial results for its third quarter ended September 28, 2001. A copy of the press release is attached as Exhibit 99.1 hereto.
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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 19, 2001                     INTERSIL CORPORATION

                                            By:  STEPHEN M. MORAN
                                                 -------------------------------
                                            Name:   Stephen M. Moran
                                            Title:  Vice President, General
                                                    Counsel and Secretary
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                                  EXHIBIT INDEX

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Number                   Exhibit
99.1                     Press Release dated October 19, 2001.
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